Exhibit  99.1

INTERACTIVE BROKERS GROUP ANNOUNCES RECORD 2008 RESULTS

REPORTS INCOME BEFORE TAXES AND MINORITY INTEREST OF $1.25 BILLION ON $1.85 BILLION IN NET REVENUES, EARNINGS PER SHARE OF $2.24

GREENWICH, CONN, January 22, 2009 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic market maker and broker, today reported diluted earnings per share of $2.24 for the year ended December 31, 2008, compared to pro forma diluted earnings per share of $1.59 in 2007.

Net revenues were $1,850 million and income before income taxes and minority interest was $1,250 million for the year, compared to net revenues of $1,468 million and income before income taxes of $932 million in 2007.

Business Highlights

•                  Diluted earnings per share grew by 41% from the prior year.

•                  68% pre-tax margin for 2008 and 63% pre-tax margin for this quarter.

•                  Market Making pre-tax income increased 43% from the prior year.

•                  76% Market Making pre-tax margin for 2008.

•                  Electronic Brokerage pre-tax income increased 13% from the prior year.

•                  44% Electronic Brokerage pre-tax margin for 2008.

•                  Cleared DARTs grew by 46% to 316,000 in 2008.

“2008 was a record year, for the first time our profits have exceeded the billion dollar mark,” said Thomas Peterffy, our CEO.  “It is not easy to report record profits in a year that has been generally difficult for our industry.

Our focus on long term growth, controlling risk and building technology continues to pay dividends, year after year.  Our shareholders’ equity of $4.4 billion makes us the largest among those firms that did not receive government support in the industry and it provides us with a solid footing to keep building our business.”

Segment Overview

Market Making

Market Making segment income before income taxes increased 43% in 2008.  Pre-tax margin expanded to 76% in 2008 from 70% in 2007.  High market volumes and volatility again demonstrated the benefits of our automated trading system and integrated real time risk management.  We avoided counterparty risks and balance sheet exposure from illiquid positions by making markets only in exchange traded products that are cleared through central clearing houses.  Market Making options contract volume  increased by 21% and futures volume increased by 48% in 2008.

Electronic Brokerage

Electronic Brokerage segment income before income taxes grew 13% in 2008.  This growth was driven by robust customer trading and a greater number of customer accounts which generated 38% higher revenues from commissions and execution fees in 2008.  Net interest income declined 9% due to lower benchmark rates.  Pre-tax margin was 44% for 2008.  Our real-time margining system worked efficiently during the periods of severe market stress, allowing us to avoid most of the losses associated with large adverse price moves.  Total DARTs* for cleared and execution-only customers increased 35% to 357,000 in 2008, compared to 265,000 during 2007.  Cleared DARTs increased by 46% to 316,000 in 2008.

*Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:

Interactive Brokers Group will hold a conference call with investors today, January 22, 2009, at 4:30 p.m. ET to discuss its 2008 results. Investors who would like to listen to the conference call live should dial 800-390-5360 (U.S. domestic) and 719-785-1753 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group is an automated global electronic market maker and broker specializing in routing orders and executing and processing trades in securities, futures and foreign exchange instruments on more than 70 electronic exchanges and trading venues around the world. As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with direct access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers Group continuously integrates its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company’s financial results may be found in the company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

TRADE VOLUMES:

(in 000’s, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2003	32,772		22,748		2,367		57,887		230
2004	41,506	27%	28,876	27%	2,932	24%	73,314	27%	290
2005	54,044	30%	34,800	21%	7,380	152%	96,224	31%	382
2006	66,043	22%	51,238	47%	12,828	74%	130,109	35%	518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944

4Q2007	24,871		22,464		4,376		51,711		808
4Q2008	29,628	19%	33,187	48%	3,953	-10%	66,768	29%	1,043

CONTRACT AND SHARE VOLUMES:

(in 000’s, except %)

TOTAL

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	194,358		31,034		17,038,250
2004	269,715	39%	37,748	22%	17,487,528	3%
2005	409,794	52%	44,560	18%	21,925,120	25%
2006	563,623	38%	62,419	40%	34,493,410	57%
2007	673,144	19%	83,134	33%	47,324,798	37%
2008	784,497	17%	108,984	31%	55,845,428	18%

4Q2007	181,814		23,020		12,895,696
4Q2008	204,870	13%	26,284	14%	15,902,631	23%

MARKET MAKING

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	177,459		6,638		12,578,584
2004	236,569	33%	10,511	58%	12,600,280	0%
2005	308,613	30%	11,551	10%	15,625,801	24%
2006	371,929	21%	14,818	28%	21,180,377	36%
2007	447,905	20%	14,520	-2%	24,558,314	16%
2008	541,394	21%	21,544	48%	26,008,433	6%

4Q2007	123,550		3,960		6,353,053
4Q2008	153,314	24%	5,776	46%	8,085,820	27%

BROKERAGE TOTAL

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	16,898		24,396		4,459,667
2004	33,146	96%	27,237	12%	4,887,247	10%
2005	101,181	205%	33,009	21%	6,299,319	29%
2006	191,694	89%	47,601	44%	13,313,033	111%
2007	225,239	17%	68,614	44%	22,766,484	71%
2008	243,103	8%	87,440	27%	29,836,995	31%

4Q2007	58,264		19,060		6,542,643
4Q2008	51,556	-12%	20,508	8%	7,816,811	19%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA, CONTINUED

CONTRACT AND SHARE VOLUMES, continued:

(in 000’s, except %)

BROKERAGE CLEARED

	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2003	11,351		19,086		3,612,503
2004	16,438	45%	24,118	26%	4,339,462	20%
2005	23,456	43%	30,646	27%	5,690,308	31%
2006	32,384	38%	45,351	48%	12,492,870	120%
2007	51,586	59%	66,278	46%	20,353,584	63%
2008	77,207	50%	85,599	29%	26,334,752	29%

4Q2007	15,860		18,404		5,820,904
4Q2008	18,711	18%	20,164	10%	6,961,864	20%

* Includes options on futures

BROKERAGE STATISTICS

(in 000’s, except % and where noted)

	4Q2008	4Q2007	% Change
Total Accounts	111	95	17%
Customer Equity (in billions) *	$8.9	$8.8	1%

Cleared DARTs	340	259	31%
Total Customer DARTs	372	307	21%

(in $’s, except DART per account)
Commission per DART	$3.86	$4.27
DART per Avg. Account (Annualized)	789	701
Net Revenue per Avg. Account (Annualized)	$3,939	$4,386

* Excludes non-customers (i.e., officers, directors and affiliated parties)

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

SEGMENT FINANCIAL INFORMATION

(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2008	2007	2008	2007
		(in millions)

Market Making	Net revenues	$308.8	$279.0	$1,343.5	$1,031.2
	Non-interest expenses	87.2	74.8	315.9	311.4

	Income before income taxes	$221.6	$204.2	$1,027.6	$719.8

	Pre-tax profit margin	72%	73%	76%	70%

Electronic Brokerage	Net revenues	$118.7	$118.2	$505.8	$425.2
	Non-interest expenses	75.7	56.1	281.8	227.3

	Income before income taxes	$43.0	$62.1	$224.0	$197.9

	Pre-tax profit margin	36%	53%	44%	47%

Corporate*	Net revenues	$1.8	$0.3	$0.8	$11.8
	Non-interest expenses	(2.6)	(2.1)	2.7	(2.1)

	Income before income taxes	$4.4	$2.4	($1.9)	$13.9

Total	Net revenues	$429.3	$397.5	$1,850.1	$1,468.2
	Non-interest expenses	160.3	128.8	600.4	536.6

	Income before income taxes and minority interest	$269.0	$268.7	$1,249.7	$931.6

	Pre-tax profit margin	63%	68%	68%	63%

*  Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	Actual	Actual	Actual	Pro forma
	2008	2007	2008	2007
	(in millions, except share and per share data)

Revenues:
Trading gains	$298.0	$249.8	$1,304.0	$888.1
Commissions and execution fees	87.6	75.0	359.5	261.1
Interest income	63.4	185.0	437.2	782.2
Other income	25.8	23.1	81.4	92.0

Total revenues	474.8	532.9	2,182.1	2,023.4

Interest expense	45.5	135.4	332.0	555.2

Total net revenues	429.3	397.5	1,850.1	1,468.2

Non-interest expenses:
Execution and clearing	78.7	79.0	322.7	335.7
Employee compensation and benefits	38.6	26.1	158.0	118.8
Occupancy, depreciation and amortization	10.1	7.4	37.7	26.5
Communications	5.3	3.9	18.7	14.9
General and administrative	27.6	12.4	63.3	40.7

Total non-interest expenses	160.3	128.8	600.4	536.6

Income before income taxes and minority interest	269.0	268.7	1,249.7	931.6

Income tax expense	34.0	24.2	128.4	71.2
Minority interest	214.7	225.6	1,028.3	794.4

Net income	$20.3	$18.9	$93.0	$66.0

Earnings per share
Basic	$0.50	$0.47	$2.30	$1.64
Diluted	$0.49	$0.46	$2.24	$1.59

Weighted average common shares outstanding
Basic	40,576,319	40,143,299	40,434,273	40,142,474
Diluted	399,085,336	401,317,597	399,905,060	401,317,190

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2008	December 31, 2007
	(in millions)
Assets
Cash and cash equivalents	$986.6	$521.8
Cash and securities - segregated for regulatory purposes	4,949.0	5,232.6
Securities borrowed	5,911.9	6,862.0
Securities purchased under agreements to resell	715.7	35.0
Trading assets, at fair value	11,114.7	16,857.5
Receivable from customers, net of allowance	1,621.2	1,916.1
Receivable from brokers, dealers and clearing organizations	2,526.9	2,484.2
Other assets	530.7	632.9

Total assets	$28,356.7	$34,542.1

Liabilities and stockholders’ equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$13,476.8	$14,315.9
Securities loaned	656.6	4,968.9
Short-term borrowings	208.1	1,415.7
Other payables:
Customers	6,929.6	7,630.7
Brokers, dealers and clearing organizations	1,614.8	1,568.6
Other payables	619.6	608.0
	9,164.0	9,807.3

Senior notes payable and senior secured credit facility	443.1	460.5
Minority interest	3,894.2	3,165.4
Stockholders’ equity	513.9	408.4

Total liabilities and stockholders’ equity	$28,356.7	$34,542.1

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

FOR THE YEAR ENDED DECEMBER 31, 2007
PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Year Ended December 31, 2007
	Historical	Adjustments	Pro Forma(1)
	(in millions, except share and per share data)
Statement of Income Data:
Revenues:
Trading gains	$888.1	$—	$888.1
Commissions and execution fees	261.1	—	261.1
Interest income	782.2	—	782.2
Other income	92.0	—	92.0

Total revenues	2,023.4	—	2,023.4

Interest expense	555.2	—	555.2

Total net revenues	1,468.2	—	1,468.2

Non-interest expenses:
Execution and clearing	335.7	—	335.7
Employee compensation and benefits	118.8	—	118.8
Occupancy, depreciation and amortization	26.5	—	26.5
Communications	14.9	—	14.9
General and administrative(2)	40.5	0.2	40.7

Total non-interest expenses	536.4	0.2	536.6

Income before income taxes and minority interest	931.8	(0.2)	931.6
Income tax expense(3),(4)	46.0	25.2	71.2
Minority interest(5)	—	(794.4)	(794.4)

Net income	$885.8	$(819.8)	$66.0

Earnings per share(6)
Basic			$1.64
Diluted			$1.59

Weighted average common shares outstanding
Basic			40,142,474
Diluted			401,317,190

See accompanying notes to unaudited pro forma consolidated statement of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Because the Company began its public reporting during 2007, the Pro Forma Consolidated Statement of Income is necessary to present 2007 and 2008 results on a comparative basis.

Represents adjustments to reflect the following:

(1)           Pro forma earnings per share calculation (i) includes the restricted shares of Common Stock that have been issued or are to be issued pursuant to the 2007 ROI Unit Stock Plan and (ii) issuance of restricted shares of Common Stock pursuant to the 2007 Stock Incentive Plan, but excludes shares of Common Stock that are issuable in the future pursuant to the 2007 Stock Incentive Plan.

(2)           Adjusted for Delaware franchise taxes that will be payable, estimated at $0.165 million annually.

(3)           The income tax adjustment of $25.2 million for the year ended December 31, 2007, represents the sum of the current income tax expense adjustment for this period and the deferred income tax expense adjustment for this period (referenced in footnote 4 below).

(4)           Additional deferred income tax expense will be $25.4 million annually, resulting from the straight-line amortization of the deferred tax asset of $380.8 million arising from the acquisition of the 10.0% member interest in IBG LLC (see footnote 3 above) over 15 years.

(5)           Adjusted for the approximate 89.7% interest in IBG LLC that IBG Holdings LLC holds arising from the Recapitalization and the IPO, including initial share issuances pursuant to employee equity incentive plans (see footnote 1 above).  The adjustments are equal to approximately 89.7% of total net income for the twelve month periods presented.

(6)           Basic pro forma earnings per share are calculated based on 40.1 million shares of Common Stock and 100 shares of Class B common stock being outstanding, including 0.1 million shares issued pursuant to the 2007 Stock Incentive Plan and the 2007 ROI Unit Stock Plan.  Diluted earnings per share are calculated based on an assumed purchase by us of all remaining IBG LLC membership interests held by IBG Holdings LLC and the issuance by us of 360 million shares of Common Stock, resulting in a total of 401.3 million shares deemed outstanding as of the beginning of each period.  There is no impact on earnings per share for such purchase and issuance because 100% of net income before minority interest would be available to common stockholders as IBG Holdings LLC would no longer hold a minority interest, and the full difference between the book and tax basis of IBG LLC’s assets would also be available for reducing income tax expense.  Therefore, the net income utilized to calculate diluted earnings per share would be $640 million for the year ended December 31, 2007.

Diluted weighted average common shares outstanding of 401.3 million shares also includes 1.2 million shares of Common Stock to be issued pursuant to the 2007 ROI Unit Stock Plan.  Shares of Common Stock to be issued in connection with the 2007 Stock Incentive Plan have been excluded from diluted weighted average common shares outstanding because such shares are non-dilutive.